ALLIANCE REAL ESTATE INVESTMENT FUND

ANNUAL REPORT
AUGUST 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                     ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

October 28, 1999

Dear Shareholder:

This annual report provides an update on the performance and investment activity of the Alliance Real Estate Investment Fund (the "Fund"). This report covers the six- and 12-month periods ended August 31, 1999.

INVESTMENT RESULTS
The U.S. equity market has continued to be indifferent to real estate companies. This sector of the market, as measured by the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, produced a 2.74% total return during the 12-month period ended August 31, 1999. Your Fund outperformed this benchmark by delivering a total return of 3.86% to its shareholders (Class A shares) over the same period. This modest outperformance resulted primarily from our investments in companies that own property in supply constrained markets, such as downtown office buildings in the northeastern quadrant of the United States, and apartments on the west coast.

The real estate sector's performance during the second half of the fiscal year was somewhat better than the first. The NAREIT Equity Index more than erased a decline in value that occurred during the first six months of the Fund's fiscal year by posting a 4.75% return during the last six months of the same fiscal year. As shown on the accompanying table, your Fund lagged slightly during this period. This result stemmed from outsized price declines being posted by several of our smaller, higher yielding investments. The apparent lack of support for companies with better than 10% cash dividends has been one of the surprises of the past few months.


INVESTMENT RESULTS*
Periods ended August 31, 1999
                                            TOTAL RETURNS
                                       6 MONTHS      12 MONTHS
                                       --------      ---------
ALLIANCE REAL ESTATE INVESTMENT FUND
  Class A                                3.23%         3.86%
  Class B                                2.96%         3.20%
  Class C                                2.85%         3.20%

S&P 500 STOCK INDEX                      7.32%        39.81%

NAREIT EQUITY INDEX                      4.75%         2.74%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF AUGUST 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES CHARGED TO THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NAREIT EQUITY INDEX IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REAL ESTATE INVESTMENT TRUSTS ("REITS") LISTED ON THE NYSE, AMEX, AND THE NASDAQ. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET OVERVIEW
Stock market returns notwithstanding, commercial real estate in the U.S. remains quite healthy. By and large, construction activity is restrained and orderly. Economic growth, the engine of real estate demand, continues to be robust. Consequently, vacancy rates for most property types in most major cities are hovering near all time lows. In addition, rental rates are at or near all time highs and are continuing to grow, albeit more moderately than in the recent past. This is a very positive scenario for owners of real estate.

In fact, most real estate companies are enjoying this superb operating environment. The most recent reported results indicate that the industry achieved 12% year-on-year growth in funds from operation per share ("FFO",


1


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

the accepted performance measure for most real estate companies). This relatively robust growth (by historical standards) has been fueled by several factors. These factors include improving rental markets, the cumulative effects of numerous portfolio additions, property level improvements over the past five years, and the success of newly developed property. As more markets have come into supply and demand equilibrium, acquisitions of additional properties have slowed. However, in our view, the impact of prior acquisitions will continue to add to growth for the foreseeable future. As a result, we do not anticipate a sharp slowdown in growth for real estate companies. In fact, our current expectation is for approximately 10% growth in FFO per share next year and an ongoing 7% to 9% growth rate over the next several years.

Despite this healthy outlook, the stock market has, as we noted earlier, been indifferent to real estate companies. During the 12-month period under review, the average real estate investment trust ("REIT") has endured a price decline of about 5%. This statistic, coupled with the aforementioned 12% FFO growth, suggests a sharp decline in valuation over this period. In fact, these companies are trading at their lowest absolute value in many years, and they trade with a secure 8% dividend yield.

Why have equity investors penalized real estate companies to such an extent? We must confess that we do not really know the answer to this question, as it deals more with investor psychology than investment fundamentals. Moreover, we do not really know what will trigger a change in investor psychology. We recognize that this year's broad stock market advance has been extraordinarily narrow. Large capitalization growth companies--primarily technology providers--have produced the lion's share of this year's appreciation. Smaller companies with less attractive businesses and more of a value orientation have not fared well. Real estate fits squarely into this latter category and may be considered an extreme example of a sector that is out of favor today. However, substantial discounts below asset values, growing cash flows per share and high and rising dividend payments by REITs are real. And they provide a striking counterpoint to the high valuations and what we see as the profitless prosperity of much of the U.S. stock market.

INVESTMENT STRATEGY AND ACTIVITY
Throughout the three-year history of the Alliance Real Estate Investment Fund, its portfolio has been focused on those companies that could generate better than average growth through a combination of a sharp focus on strong real estate markets and value-added management practices.

Over time, of course, the relative attractiveness of markets evolves. Most real estate markets are in relative equilibrium today. That is to say, vacancies are low, rental growth is slightly ahead of inflation, and anticipated supply is likely to be in line with demand growth. Some markets, such as that for midtown New York City offices, are very strong. Others, such as Houston apartments, appear weaker than average. We have heavy exposure to the former and are little invested in the latter. We continue to be dedicated to investing in companies with a focus on the best real estate markets.

The ability of management to add value also changes over time, which is equally important to the presence of strong real estate markets. The skills needed to enhance the likelihood of success in today's capital constrained world appear to be very different from those skills utilized during the robust acquisition environment of three years ago.

Over the past six months, we have added four companies to the Fund's portfolio. Two of these, Mission West Properties, Inc. and Alexandria Real Estate Equities, Inc., were added because of the value they create through niche developments and redevelopments. Mission West Properties, Inc. develops offices in Silicon Valley, and Alexandria Real Estate Equities, Inc. specializes in highly profitable life science laboratories. The other two additions, Hospitality Properties Trust and AMB Property Corp., were chosen for the strength of their balance sheets and their risk-averse approaches to investing in hotel and industrial properties, respectively.

Additionally, we have disposed of three prior investments. These were Duke Realty Investments, Inc., Great Lakes REIT, Inc., and New Plan Excel Realty Trust. In each case, we felt that management had engaged in shifts of strategy or focus that were unlikely to bear fruit in the current public market environment for real estate. Subsequent price deterioration in two of the three cases


2


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

suggests that these were good moves. During the six-month period under review, we pared back several other large holdings in order to reflect our lowered confidence in near term results.

MARKET OUTLOOK AND CONCLUSIONS
The discrepancy between valuations of market "haves" and "have-nots" continues to widen. Likewise, the discrepancy between real estate fundamentals and real estate securities' valuations also continues to widen. Both of these phenomena are beyond the realm of any historical precedents, and they appear to us to be unsustainable. However, it is difficult to see any catalyst for change on the immediate horizon. Consequently, we do not anticipate any major upward revaluation of real estate stocks. Neither do we envision any further deterioration of values. And while we do not know what will create the needed change in investor sentiment, we do believe strongly that your Fund is poised to benefit when and if that occurs.

In conclusion, we appreciate your continuing interest in and support of the Alliance Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,


John D.Carifa
Chairman


Daniel G. Pine
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

Alliance Real Estate Investment Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ---------------------------
One Year                       3.86%         -0.51%
Since Inception*               5.49%          3.95%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
One Year                       3.20%         -0.70%
Since Inception*               4.77%          4.14%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
One Year                       3.20%          2.22%
Since Inception*               4.77%          4.77%


SEC AVERAGE ANNUAL TOTAL RETURNS (AT MAXIMUM OFFERING PRICE) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------------------------------------
One Year                     -11.23%        -11.38%         -8.86%
Since Inception*               2.31%          2.47%          3.07%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception date for Classes A, B, and C: 10/1/96.


4


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

ALLIANCE REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 8/31/99

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$10,000
$9,000

S&P 500 STOCK INDEX: $20,125
NAREIT EQUITY INDEX: $11,809
ALLIANCE REAL ESTATE INVESTMENT FUND CLASS A: $11,196

     9/30/96     8/31/97     8/31/98     8/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Fund Class A shares (from 9/30/96 to 8/31/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREIT Equity Index is a market value weighted index, based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

When comparing Alliance Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Alliance Real Estate Investment Fund
S&P 500 Stock Index
NAREIT Equity Index


*    Closest month-end to Fund's Class A share inception date of 10/1/96.


5


TEN LARGEST HOLDINGS
AUGUST 31, 1999                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                             VALUE           NET ASSETS
-------------------------------------------------------------------------------
Equity Office Properties Trust                  $ 13,165,224           5.3%
Brookfield Properties Corp. (Canada)              11,412,761           4.5
Vornado Realty Trust                              10,394,475           4.1
Public Storage, Inc.                               9,913,800           3.9
Pan Pacific Retail Properties, Inc.                9,851,119           3.9
ProLogis Trust                                     9,728,112           3.9
Avalonbay Communities, Inc.                        9,440,479           3.8
SL Green Realty Corp.                              9,011,812           3.6
Boston Properties, Inc.                            8,964,394           3.6
Apartment Investment & Management Co. Cl. A        8,343,500           3.3
                                                $100,225,676          39.9%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED AUGUST 31, 1999
_______________________________________________________________________________

                                                             SHARES
-------------------------------------------------------------------------------
                                                                  HOLDINGS
PURCHASES                                             BOUGHT       8/31/99
-------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                201,600       201,600
AMB Property Corp.                                   168,100       168,100
Apartment Investment & Management Co. Cl. A           61,500       203,500
Captec Net Lease Realty, Inc.                         59,300       114,300
Correctional Properties Trust                         26,700       406,550
Hospitality Properties Trust                         199,900       199,900
Mission West Properties, Inc.                        220,300       220,300
Ramco-Gershenson Properties                           79,900       251,600
Regency Realty Corp.                                 229,056       242,056
Wyndham International, Inc. Cl. A                    150,200       150,200

                                                                  HOLDINGS
SALES                                                   SOLD       8/31/99
-------------------------------------------------------------------------------
Arden Realty, Inc.                                   203,900       269,800
Burnham Pacific Properties, Inc.                     435,800       104,900
Crescent Real Estate Equities Co.                    168,800       280,000
Duke Realty Investments, Inc.                        280,800            -0-
Glenborough Realty Trust, Inc.                       199,400       406,700
Great Lakes REIT, Inc.                               251,000            -0-
New Plan Excel Realty Trust                          301,340            -0-
Pacific Retail Trust                                 591,577            -0-
Pan Pacific Retail Properties, Inc.                  158,800       530,700
Patriot American Hospitality, Inc.                   767,320            -0-


6


PORTFOLIO OF INVESTMENTS
August 31, 1999                             Alliance Real Estate Investment Fund
_______________________________________________________________________________

Company                                                Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS-99.1%
REAL ESTATE
  INVESTMENT TRUSTS-94.6%
APARTMENTS-9.6%
Apartment Investment &
  Management Co. Cl. A  .....................           203,500      $ 8,343,500
Avalonbay Communities,
  Inc.  .....................................           267,815        9,440,479
Essex Property Trust, Inc.  .................           183,300        6,438,413
                                                                     -----------
                                                                      24,222,392
                                                                     -----------
DIVERSIFIED-16.7%
Captec Net Lease Realty,
  Inc. .....................................           114,300         1,314,450
Correctional Properties
  Trust ....................................           406,550         5,793,338
Entertainment Properties
  Trust ....................................           405,100         6,203,094
Glenborough Realty Trust,
  Inc. .....................................           406,700         7,040,994
Golf Trust of America,
  Inc. ....................................            265,200         5,121,675
Sun Communities, Inc.  .....................           168,100         6,009,575
Vornado Realty Trust  ......................           304,600        10,394,475
                                                                     -----------
                                                                      41,877,601
                                                                     -----------

HOTELS &
  RESTAURANTS-7.3%
Hospitality Properties
  Trust  ...................................           199,900         5,372,312
Innkeepers USA Trust  ......................           485,700         4,401,656
MeriStar Hospitality Corp. .................           414,370         6,992,494
Starwood Hotels & Resorts
  Worldwide, Inc.  .........................            42,900         1,021,556
Wyndham International,
  Inc. Cl. A  ..............................           150,200           535,087
                                                                     -----------
                                                                      18,323,105
                                                                     -----------
OFFICE-17.2%
Arden Realty, Inc.  ........................           269,800         6,289,712
Boston Properties, Inc.  ...................           269,100         8,964,394
Crescent Real Estate
  Equities Co.  ............................           280,000         5,810,000
Equity Office Properties
  Trust  ...................................           515,021        13,165,224
SL Green Realty Corp.  .....................           433,000         9,011,812
                                                                     -----------
                                                                      43,241,142
                                                                     -----------

OFFICE - INDUSTRIAL
  MIX-14.8%
Alexandria Real Estate
  Equities, Inc.  ..........................           201,600         5,909,400
Brandywine Realty
  Investments, Inc.  .......................           389,400         6,984,863
Highwoods Properties,
  Inc.  ....................................           264,400         6,560,425
Mission West Properties,
  Inc.  ....................................           220,300         1,762,400
Reckson Associates Realty
  Corp.  ...................................           392,300         8,140,225
Spieker Properties, Inc.  ..................           201,700         7,715,025
                                                                     -----------
                                                                      37,072,338
                                                                     -----------

REGIONAL MALLS-6.4%
Macerich Co.  ..............................           320,000         8,020,000
Mills Corp.  ...............................           421,600         8,089,450
                                                                     -----------
                                                                      16,109,450
                                                                     -----------

SHOPPING CENTERS-10.4%
Burnham Pacific Properties,
  Inc.  ....................................           104,900         1,199,794
Pan Pacific Retail
  Properties, Inc.  ........................           530,700         9,851,119
Prime Retail, Inc.  ........................           816,000         6,120,000
Ramco-Gershenson
  Properties ...............................           251,600         3,758,275
Regency Realty Corp.  ......................           242,056         5,083,176
                                                                     -----------
                                                                      26,012,364
                                                                     -----------

STORAGE-3.9%
Public Storage, Inc.  ......................           381,300         9,913,800
                                                                     -----------


7


PORTFOLIO OF INVESTMENTS (continued)        Alliance Real Estate Investment Fund
_______________________________________________________________________________

Company                                                Shares           Value
--------------------------------------------------------------------------------
WAREHOUSE &
  INDUSTRIAL-8.3%
AMB Property Corp.  ........................           168,100       $ 3,614,150
Cabot Industrial Trust  ....................           365,200         7,372,475
ProLogis Trust  ............................           495,700         9,728,112
                                                                     -----------
                                                                      20,714,737
                                                                     -----------
Total Real Estate Investment
  Trusts
  (cost $278,549,703)  .....................                         237,486,929
                                                                     -----------
REAL ESTATE
  DEVELOPMENT &
  MANAGEMENT-4.5%
Brookfield Properties
  Corp. (Canada)
  (cost $11,960,912)  ......................           932,400        11,412,761
                                                                     -----------
 Total Common Stocks
  (cost $290,510,615)  .....................                         248,899,690
                                                                     -----------

                                                     Principal
                                                      Amount
Company                                                (000)           Value
--------------------------------------------------------------------------------
TIME DEPOSIT-0.8%
Bank of New York
  4.75%, 9/01/99
  (amortized cost
  $1,992,000)  .......................              $    1,992      $  1,992,000
                                                                    ------------
TOTAL INVESTMENTS-99.9%
  (cost $292,502,615)  ...............                               250,891,690
Other assets less
  liabilities-0.1%  ..................                                   157,808
                                                                    ------------
NET ASSETS-100%  .....................                              $251,049,498
                                                                    ============


--------------------------------------------------------------------------------

See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999                             Alliance Real Estate Investment Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $292,502,615) ..........................   $ 250,891,690
  Cash .............................................................................         148,509
  Receivable for investment securities sold ........................................       1,135,716
  Receivable for capital stock sold ................................................         244,337
  Dividends and interest receivable ................................................         168,121
  Deferred organizational expenses .................................................         126,895
                                                                                       -------------
  Total assets .....................................................................     252,715,268
                                                                                       -------------

LIABILITIES
  Payable for capital stock redeemed ...............................................         894,418
  Advisory fee payable .............................................................         196,144
  Distribution fee payable..........................................................         194,548
  Accrued expenses .................................................................         380,660
                                                                                       -------------
  Total liabilities ................................................................       1,665,770
                                                                                       -------------
NET ASSETS .........................................................................   $ 251,049,498
                                                                                       =============

COMPOSITION OF NET ASSETS
  Capital stock, at par ............................................................   $     246,827
  Additional paid-in capital .......................................................     344,755,626
  Accumulated net realized loss on investments and foreign currency transactions ...     (52,341,964)
  Net unrealized depreciation of investments and foreign currency denominated assets
    and liabilities ................................................................     (41,610,991)
                                                                                       -------------
                                                                                       $ 251,049,498
                                                                                       =============

CALCULATION OF MAXIMUM OFFERING PRICE
  Class A Shares
  Net asset value and redemption price per share
    ($35,299,269 / 3,463,699 shares of capital stock issued and outstanding) .......          $10.19
  Sales charge--4.25% of public offering price .....................................             .45
                                                                                              ------
  Maximum offering price ...........................................................          $10.64
                                                                                              ======
  Class B Shares
  Net asset value and offering price per share
    ($168,741,076 / 16,598,298 shares of capital stock issued and outstanding) .....          $10.17
                                                                                              ======
  Class C Shares
  Net asset value and offering price per share
    ($44,738,695 / 4,398,134 shares of capital stock issued and outstanding) .......          $10.17
                                                                                              ======
  Advisor Class Shares
  Net asset value, redemption and offering price per share
    ($2,270,458 / 222,538 shares of capital stock issued and outstanding) ..........          $10.20
                                                                                              ======


--------------------------------------------------------------------------------

See notes to financial statements.


9


STATEMENT OF OPERATIONS
Year Ended August 31, 1999                  Alliance Real Estate Investment Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $15,534) ....   $ 18,952,788
  Interest ................................................        255,453    $ 19,208,241
                                                              ------------
EXPENSES
  Advisory fee ............................................      2,889,075
  Distribution fee - Class A ..............................        125,363
  Distribution fee - Class B ..............................      2,206,739
  Distribution fee - Class C ..............................        560,012
  Transfer agency .........................................        764,508
  Printing ................................................        147,216
  Custodian ...............................................        132,270
  Administrative ..........................................        124,000
  Audit and legal .........................................         79,634
  Amortization of organization expenses ...................         60,955
  Directors' fees .........................................         28,000
  Miscellaneous ...........................................         25,512
                                                              ------------
  Total expenses ..........................................                      7,143,284
                                                                              ------------
  Net investment income ...................................                     12,064,957
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions ............                    (52,356,931)
  Net realized loss on foreign currency transactions ......                         (9,366)
  Net change in unrealized depreciation of:
    Investments ...........................................                     51,625,228
    Foreign currency denominated assets and liabilities ...                            (67)
                                                                              ------------
  Net gain on investments and foreign currency transactions                       (741,136)
                                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                   $ 11,323,821
                                                                              ============


--------------------------------------------------------------------------------

See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS          Alliance Real Estate Investment Fund
_______________________________________________________________________________

                                                                                Year Ended         Year Ended
                                                                                 August 31,         August 31,
                                                                                    1999               1998
                                                                                -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ...................................................     $  12,064,957      $  14,025,396
  Net realized gain (loss) on investments and foreign currency transactions       (52,366,297)         6,488,125
  Net change in unrealized depreciation of investments and foreign
    currency denominated assets and liabilities ...........................        51,625,161       (113,565,407)
                                                                                -------------      -------------
  Net increase (decrease) in net assets from operations ...................        11,323,821        (93,051,886)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...............................................................        (1,745,364)        (2,204,713)
    Class B ...............................................................        (8,140,266)        (9,402,948)
    Class C ...............................................................        (2,066,633)        (2,290,119)
    Advisor Class .........................................................          (112,694)          (133,960)
  Distributions in excess of net investment income
    Class A ...............................................................          (507,946)                -0-
    Class B ...............................................................        (2,369,028)                -0-
    Class C ...............................................................          (601,444)                -0-
    Advisor Class .........................................................           (32,797)                -0-
  Net realized gain on investments
    Class A ...............................................................          (375,757)           (39,960)
    Class B ...............................................................        (2,075,324)          (201,260)
    Class C ...............................................................          (512,970)           (44,722)
    Advisor Class .........................................................           (23,058)            (2,319)
  Tax return of capital
    Class A ...............................................................           (62,310)                -0-
    Class B ...............................................................          (308,086)                -0-
    Class C ...............................................................           (77,463)                -0-
    Advisor Class .........................................................            (3,958)                -0-
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease) .................................................      (133,803,420)       230,444,209
                                                                                -------------      -------------
  Total increase (decrease) ...............................................      (141,494,697)       123,072,322
NET ASSETS
  Beginning of year .......................................................       392,544,195        269,471,873
                                                                                -------------      -------------
  End of year (including undistributed net investment income of $479,529
    at August 31, 1998) ...................................................     $ 251,049,498      $ 392,544,195
                                                                                =============      =============


--------------------------------------------------------------------------------

See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
August 31, 1999                             Alliance Real Estate Investment Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October 2001.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions


12


                                            Alliance Real Estate Investment Fund
_______________________________________________________________________________

are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at August 31, 1999 and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

7. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to book/tax differences, resulting from the Fund's investments in Real Estate Investment Trusts and tax classifications of distributions, resulted in a decrease in distributions in excess of net investment income and additional paid-in capital and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no affect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $124,762 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $395,473 for the year ended August 31, 1999.

For the year ended August 31, 1999, the Fund's expenses were reduced by $28,989 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $1,241, $1,447,887 and $44,555 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 1999.


13


NOTES TO FINANCIAL STATEMENTS (continued)   Alliance Real Estate Investment Fund
_______________________________________________________________________________

Brokerage commissions paid on investment transactions for the year ended August 31, 1999, amounted to $901,795, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,892,181 and $666,846, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $91,754,190 and $228,604,466, respectively, for the year ended August 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 1999.

At August 31, 1999, the cost of investments for federal income tax purposes was $293,099,232. Accordingly, gross unrealized appreciation of investments was $1,171,226 and gross unrealized depreciation of investments was $43,378,768 resulting in net unrealized depreciation of $42,207,542 (excluding foreign currency transactions).

At August 31, 1999, the Fund had a capital loss carryforward of $9,807,830 which expires in the year 2007.

Capital losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $41,937,517 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.


14


                                            Alliance Real Estate Investment Fund
_______________________________________________________________________________

NOTE E: Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                     --------------------------------      --------------------------------
                                                  SHARES                               AMOUNT
                                     --------------------------------      --------------------------------
                                      Year Ended         Year Ended         Year Ended        Year Ended
                                       August 31,        August 31,         August 31,         August 31,
                                          1999              1998               1999               1998
                                     -------------      -------------      -------------      -------------
Class A
Shares sold ....................         1,764,409          4,031,794      $  19,090,372      $  54,670,681
Shares issued in reinvestment of
  dividends and distributions ..           171,388            107,045          1,756,498          1,392,487
Shares converted from Class B ..            42,263             36,683            449,139            457,491
Shares redeemed ................        (3,407,716)        (2,222,402)       (35,576,653)       (28,964,016)
                                     -------------      -------------      -------------      -------------
Net increase (decrease) ........        (1,429,656)         1,953,120      $ (14,280,644)     $  27,556,643
                                     =============      =============      =============      =============
Class B
Shares sold ....................         3,270,822         16,336,188      $  34,546,957      $ 221,327,921
Shares issued in reinvestment of
  dividends and distributions ..           561,653            328,979          5,748,227          4,276,970
Shares converted to Class A ....           (42,346)           (36,750)          (449,139)          (457,491)
Shares redeemed ................       (12,946,430)        (5,480,259)      (135,195,797)       (70,036,664)
                                     -------------      -------------      -------------      -------------
Net increase (decrease) ........        (9,156,301)        11,148,158      $ (95,349,752)     $ 155,110,736
                                     =============      =============      =============      =============
Class C
Shares sold ....................         1,216,451          5,180,658      $  12,871,848      $  70,280,469
Shares issued in reinvestment of
  dividends and distributions ..           124,858             63,778          1,279,574            824,321
Shares redeemed ................        (3,605,389)        (1,922,771)       (37,755,412)       (24,674,279)
                                     -------------      -------------      -------------      -------------
Net increase (decrease) ........        (2,264,080)         3,321,665      $ (23,603,990)     $  46,430,511
                                     =============      =============      =============      =============
Advisor Class
Shares sold ....................            39,978            207,950      $     424,030      $   2,825,619
Shares issued in reinvestment of
  dividends and distributions ..            11,392              8,017            116,904            105,015
Shares redeemed ................          (105,522)          (119,760)        (1,109,968)        (1,584,315)
                                     -------------      -------------      -------------      -------------
Net increase (decrease) ........           (54,152)            96,207      $    (569,034)     $   1,346,319
                                     =============      =============      =============      =============

--------------------------------------------------------------------------------

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 1999.


15


FINANCIAL HIGHLIGHTS                        Alliance Real Estate Investment Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               ----------------------------------------
                                                                              CLASS A
                                                               ----------------------------------------
                                                               Year Ended August 31,  October 1, 1996(a)
                                                               ---------------------         to
                                                                1999          1998     August 31, 1997
                                                               ------        -------  -----------------
Net asset value, beginning of period .....................     $10.47        $12.80        $10.00
                                                               ------        ------        ------

Income From Investment Operations
Net investment income (b) ................................        .46           .52           .30
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..........................       (.06)        (2.33)         2.88
                                                               ------        ------        ------
Net increase (decrease) in net asset value from operations        .40         (1.81)         3.18
                                                               ------        ------        ------

Less: Dividends and Distributions
Dividends from net investment income .....................       (.46)         (.51)         (.30)
Distributions in excess of net investment income .........       (.10)           -0-           -0-
Distributions from net realized gains on investments .....       (.10)         (.01)           -0-
Tax return of capital ....................................       (.02)           -0-         (.08)
                                                               ------        ------        ------
Total dividends and distributions ........................       (.68)         (.52)         (.38)
                                                               ------        ------        ------
Net asset value, end of period ...........................     $10.19        $10.47        $12.80
                                                               ======        ======        ======

Total Return
Total investment return based on net asset value (c) .....       3.86%       (14.90)%       32.24%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................    $35,299       $51,214       $37,638
Ratio to average net assets of:
  Expenses net of waivers/reimbursements .................       1.58%         1.55%         1.77%(d)(e)
  Expenses before waivers/reimbursements .................       1.58%         1.55%         1.79%(d)
  Net investment income ..................................       4.57%         3.87%         2.73%(d)
Portfolio turnover rate ..................................         29%           23%           20%


--------------------------------------------------------------------------------

See footnote summary on page 19.


16


                                            Alliance Real Estate Investment Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               ----------------------------------------
                                                                              CLASS B
                                                               ----------------------------------------
                                                               Year Ended August 31,  October 1, 1996(a)
                                                               ---------------------         to
                                                                1999          1998     August 31, 1997
                                                               ------        -------  -----------------
Net asset value, beginning of period......................     $10.44        $12.79        $10.00
                                                               ------        ------        ------
Income From Investment Operations
Net investment income (b).................................        .38           .42           .23
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...........................       (.05)        (2.33)         2.89
                                                               ------        ------        ------
Net increase (decrease) in net asset value from operations        .33         (1.91)         3.12
                                                               ------        ------        ------
Less: Dividends and Distributions
Dividends from net investment income......................       (.38)         (.43)         (.24)
Distributions in excess of net investment income .........       (.10)           -0-           -0-
Distributions from net realized gains on investments             (.10)         (.01)           -0-
Tax return of capital.....................................       (.02)           -0-         (.09)
                                                               ------        ------        ------
Total dividends and distributions.........................       (.60)         (.44)         (.33)
                                                               ------        ------        ------
Net asset value, end of period............................     $10.17        $10.44        $12.79
                                                               ======        ======        ======

Total Return
Total investment return based on net asset value (c)......       3.20%       (15.56)%       31.49%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................   $168,741      $268,856      $186,802
Ratio to average net assets of:
  Expenses net of waivers/reimbursements..................       2.31%         2.26%         2.44%(d)(e)
  Expenses before waivers/reimbursements..................       2.31%         2.26%         2.45%(d)
  Net investment income...................................       3.82%         3.16%         2.08%(d)
Portfolio turnover rate...................................         29%           23%           20%


--------------------------------------------------------------------------------

See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (continued)            Alliance Real Estate Investment Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               ----------------------------------------
                                                                              CLASS C
                                                               ----------------------------------------
                                                               Year Ended August 31,  October 1, 1996(a)
                                                               ---------------------         to
                                                                1999          1998     August 31, 1997
                                                               ------        -------  -----------------
Net asset value, beginning of period......................     $10.44        $12.79        $10.00
                                                               ------        ------        ------
Income From Investment Operations
Net investment income (b).................................        .38           .42           .23
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...........................       (.05)        (2.33)         2.89
                                                               ------        ------        ------
Net increase (decrease) in net asset value from operations        .33         (1.91)         3.12
                                                               ------        ------        ------

Less: Dividends and Distributions
Dividends from net investment income......................       (.38)         (.43)         (.25)
Distributions in excess of net investment income .........       (.10)           -0-           -0-
Distributions from net realized gains on investments .....       (.10)         (.01)           -0-
Tax return of capital.....................................       (.02)           -0-         (.08)
                                                               ------        ------        ------
Total dividends and distributions.........................       (.60)         (.44)         (.33)
                                                               ------        ------        ------
Net asset value, end of period............................     $10.17        $10.44        $12.79
                                                               ======        ======        ======

Total Return
Total investment return based on net asset value (c)......       3.20%       (15.56)%       31.49%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................    $44,739       $69,575       $42,719
Ratio to average net assets of:
  Expenses net of waivers/reimbursements..................       2.30%         2.26%         2.43%(d)(e)
  Expenses before waivers/reimbursements..................       2.30%         2.26%         2.45%(d)
  Net investment income...................................       3.77%         3.15%         2.06%(d)
Portfolio turnover rate...................................         29%           23%           20%


--------------------------------------------------------------------------------

See footnote summary on page 19.


18


                                            Alliance Real Estate Investment Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               ----------------------------------------
                                                                            ADVISOR CLASS
                                                               ----------------------------------------
                                                               Year Ended August 31,  October 1, 1996(a)
                                                               ---------------------         to
                                                                1999          1998     August 31, 1997
                                                               ------        -------  -----------------
Net asset value, beginning of period......................     $10.48        $12.82        $10.00
                                                               ------        ------        ------
Income From Investment Operations
Net investment income (b).................................        .48           .55           .35
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...........................       (.05)        (2.34)         2.88
                                                               ------        ------        ------
Net increase (decrease) in net asset value from operations        .43         (1.79)         3.23
                                                               ------        ------        ------

Less: Dividends and Distributions
Dividends from net investment income......................       (.48)         (.54)         (.38)
Distributions in excess of net investment income .........       (.11)           -0-           -0-
Distributions from net realized gains on investments .....       (.10)         (.01)           -0-
Tax return of capital.....................................       (.02)           -0-         (.03)
                                                               ------        ------        ------
Total dividends and distributions.........................       (.71)         (.55)         (.41)
                                                               ------        ------        ------
Net asset value, end of period............................     $10.20        $10.48        $12.82
                                                               ======        ======        ======

Total Return
Total investment return based on net asset value (c)......       4.18%       (14.74)%       32.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................     $2,270        $2,899        $2,313
Ratio to average net assets of:
  Expenses net of waivers/reimbursements..................       1.30%         1.25%         1.45%(d)(e)
  Expenses before waivers/reimbursements..................       1.30%         1.25%         1.47%(d)
  Net investment income...................................       4.75%         4.08%         3.07%(d)
Portfolio turnover rate...................................         29%           23%           20%


--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.


19


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                        Alliance Real Estate Investment Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors
Alliance Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Real Estate Investment Fund, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
October 8, 1999

TAX INFORMATION (unaudited)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $2,987,109 of the capital gain distributions paid by the Fund during the fiscal year August 31, 1999 are from long term capital gains.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


20


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
HOWARD E. HASSLER (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
EDMUND P. BERGAN JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio

22

ALLIANCE REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

REIAR899